UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 21, 2005

Tri-State 1st Banc, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

000-32489 34-1824708

(Commission File Number) (IRS Employer Identification No.)

16924 St. Clair Avenue

East Liverpool, Ohio 43920

(Address of Principal Executive Offices) (Zip Code)

(330) 385-9200

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(c) Effective December 1, 2005 Stephen A. Beadnell was appointed as the Chief Financial Officer and Principal Accounting Officer of the Company. Mr. Beadnell will serve as the Company's Chief Financial Officer. Mr. Beadnell has been serving as the interim Chief Financial Officer since September 9, 2005. Beadnell has been with the Company since 2002 serving as Vice President of Information Technology. Prior to his employment with the Company, Mr. Beadnell served as an Assistant Vice President and Vice President of Home Savings and Potters Bank, respectively, since 1998. Mr. Beadnell is a certified public accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tri-State 1st Banc, Inc.

Date: November 21, 2005 By: Charles B. Lang

Charles B. Lang,

President